UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2025

BLUE OWL CAPITAL CORPORATION III
(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01345	84-4493477
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue
New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (212) 419-3000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.01 per share	OBDE	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders.
Blue Owl Capital Corporation III (the “Company”) held its special meeting of shareholders on January 8, 2025, and submitted one matter to the vote of the shareholders. A summary of the matter voted upon by shareholders is set forth below.
1.Shareholders approved the Agreement and Plan of Merger, dated as of August 7, 2024, by and among Blue Owl Capital Corporation, a Maryland corporation, Cardinal Merger Sub Inc., a Maryland corporation and wholly owned subsidiary of Blue Owl Capital Corporation, the Company, a Maryland corporation, Blue Owl Credit Advisors LLC, a Delaware limited liability company (for the limited purposes set forth therein) and Blue Owl Diversified Credit Advisors LLC, a Delaware limited liability company (for the limited purposes set forth therein) based on the following votes:

For	Against	Abstain	Broker Non-Votes
87,725,303	12,133	59,145	N/A
Item 7.01 – Regulation FD Disclosure.
On January 8, 2025, the Company issued a press release. The press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events
The Company announced that its previously declared special dividend of $0.52 per share payable in cash on or before January 31, 2025 to shareholders of record as of December 31, 2024 and its previously declared fourth quarter 2024 regular dividend of $0.35 per share, payable on or before January 15, 2025 to shareholders of record as of December 31, 2024, would be paid on January 9, 2025 and January 10, 2025, respectively. The special dividend is equal to the Company's undistributed taxable income estimated to be remaining as of the closing of the merger and includes any unpaid special dividends previously declared in conjunction with the Company's listing in January 2024.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated January 8, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Owl Capital Corporation III

Date: January 8, 2025	By:	/s/ Jonathan Lamm
Name: Jonathan Lamm
Title: Chief Financial Officer and Chief Operating Officer